UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-9819 (Commission File Number)	52-1549373 (IRS Employer Identification No.)

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia (Address of principal executive offices)	23060-9245 (Zip Code)

Registrant's telephone number, including area code: (804) 217-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dynex Capital, Inc. (the “Company”) held its annual meeting of shareholders on May 15, 2018 (the “2018 Annual Meeting”), at which four proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s proxy statement for the 2018 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2018 (the “2018 Proxy Statement”).

At the 2018 Annual Meeting, the Company’s shareholders approved the Dynex Capital, Inc. 2018 Stock and Incentive Plan (the “2018 Plan”), which the Company’s Board of Directors (the “Board”) had adopted, subject to shareholder approval, on March 19, 2018, based on the recommendation of the Compensation Committee of the Company’s Board (the “Committee”). The 2018 Plan is described in detail in the 2018 Proxy Statement. The 2018 Plan, which became effective upon shareholder approval at the 2018 Annual Meeting, replaces the Company’s 2009 Stock and Incentive Plan (the “2009 Plan”). Awards previously granted under the 2009 Plan will remain outstanding and valid in accordance with their terms, but no new awards will be granted under the 2009 Plan following the 2018 Annual Meeting.

The purpose of the 2018 Plan is to promote the success of the Company and its subsidiaries by providing incentive to certain key employees, non-employee directors, consultants and advisors to associate their personal interests with the long-term financial success of the Company and with growth in shareholder value, consistent with the Company’s risk management practices. The 2018 Plan is designed to provide flexibility to the Company in its ability to attract, retain the services of and motivate key employees, non-employee directors, consultants and advisors upon whose judgment, interest and special effort the successful conduct of the Company’s operations largely depends.

The 2018 Plan authorizes the granting of stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance cash awards. Awards may be granted under the 2018 Plan to key employees, non-employee directors, consultants and advisors to the Company and certain of its subsidiaries, as determined by the Committee, which has been appointed to administer the 2018 Plan.

Subject to the right of the Board to terminate the 2018 Plan at any time, awards may be granted under the 2018 Plan until May 14, 2028, after which date no further awards may be granted. Any awards granted under the 2018 Plan that are outstanding on May 14, 2028 will remain outstanding and valid in accordance with their terms.

Subject to adjustment in the event of certain changes in the Company’s capital structure, the maximum number of shares of the Company’s common stock that may be issued under the 2018 Plan is 3,000,000. Shares of common stock related to awards that terminate, expire or lapse for any reason other than as a result of exercise or settlement and shares of common stock issued pursuant to awards that are forfeited will not count against this maximum.

Under the 2018 Plan, the maximum number of shares with respect to which awards may be granted in any calendar year to a participant is 400,000 shares in the aggregate and the maximum dollar amount of cash awards that may be granted in any calendar year to a participant is $4,000,000 in the aggregate.

The Committee has the authority under the 2018 Plan to select participants and to grant awards on terms the Committee considers appropriate. Subject to the terms of the 2018 Plan, the Committee also has the authority, among other things, to construe and interpret the 2018 Plan and the award agreements, to establish, amend or waive rules or regulations for the 2018 Plan’s administration, to accelerate the exercisability or vesting of any award and to make all other determinations and take all other actions for the administration of the 2018 Plan. The Committee may delegate its authority under the 2018 Plan to the Company’s Chief Executive Officer and Chief Financial Officer, acting jointly, to grant awards under the 2018 Plan, except in the case of awards to directors and certain executive officers.

All awards under the 2018 Plan, whether vested or unvested, are subject to such repayment or clawback as may be required under any clawback policy adopted by the Company or under applicable law, regulation or stock exchange listing standard, which could in certain circumstances require repayment or forfeiture of awards or any shares of common stock or other cash or property received with respect to the awards, including any value received from a disposition of the shares acquired upon payment of the awards.

The foregoing description of the 2018 Plan is qualified in its entirety by reference to the full text of the 2018 Plan, which is incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 16, 2018.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting, four proposals were submitted to the Company’s shareholders, including the proposal to approve the 2018 Plan. A quorum of the Company’s common shares was present for the 2018 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.

Proposal 1 – Shareholders elected five directors of the Company to hold office until the next annual meeting and until their successors have been elected and duly qualified. The name of each director elected and the votes cast for such individuals are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Byron L. Boston	26,594,557	374,594	184,080	21,658,187
Michael R. Hughes	26,323,816	650,038	179,377	21,658,187
Barry A. Igdaloff	25,868,734	1,096,403	188,094	21,658,187
Valerie A. Mosley	26,561,443	424,459	167,329	21,658,187
Robert A. Salcetti	26,608,590	365,191	179,450	21,658,187

Proposal 2 – Shareholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the 2018 Proxy Statement. The votes regarding Proposal 2 were as follows:

For	Against	Abstentions	Broker Non-Votes
24,120,192	2,606,887	426,152	21,658,187

Proposal 3 – Shareholders approved the Dynex Capital, Inc. 2018 Stock and Incentive Plan. The votes regarding Proposal 3 were as follows:

For	Against	Abstentions	Broker Non-Votes
23,837,688	2,933,994	381,549	21,658,187

Proposal 4 – Shareholders approved a proposal to ratify the Company’s selection of BDO USA, LLP, independent certified public accountants, as auditors for the Company for the 2018 fiscal year. The votes regarding Proposal 4 were as follows:

For	Against	Abstentions	Broker Non-Votes
47,732,411	713,339	365,668	—

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.35
Dynex Capital, Inc. 2018 Stock and Incentive Plan, effective as of May 15, 2018 (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed May 16, 2018)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	May 21, 2018	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Financial Officer and Chief Operating Officer